SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2004

AMF BOWLING WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12131	13-3873272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 AMF Drive, Richmond, Virginia	23111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 730-4000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On February 26, 2004, AMF Bowling Worldwide, Inc. issued a press release announcing the completion of its previously announced tender offer for all of its outstanding 13% Notes due 2008. A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On February 27, 2004, AMF Bowling Worldwide, Inc. and Code Hennessy & Simmons LLC (“CHS”) issued a joint press release announcing the completion of the previously announced merger in which AMF Bowling Worldwide, Inc. has been acquired by an affiliate of CHS. A copy of the Press Release is attached as Exhibit 99.2 to this report and is incorporated by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 26, 2004.

99.2	Press Release dated February 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2004	AMF BOWLING WORLDWIDE, INC.

By:	/s/ Christopher F. Caesar
Christopher F. Caesar
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated February 26, 2004.

Exhibit 99.2	Press Release dated February 27, 2004.